Offerings - Offering: 1	Feb. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.850% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056
Amount Registered | shares	1,000,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,000,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 138,100.00
Offering Note	This "Calculation of Filing Fee Table" shall be deemed to update the "Calculation of Registration Fee" table in Registration Statement No. 333-277286. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.